UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________
FORM 8-K
__________________

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 3, 2009

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)

Maryland	77-0369576

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure.

On June 3, 2009, officers of Essex Property Trust, Inc., a Maryland corporation (the "Registrant"), provided a handout for the 2009 NAREIT Institutional Investor Forum that included written communications comprised of slides which are furnished as Exhibit 99.1 to this Report on Form 8-K.

The information furnished pursuant to this Item, including Exhibit 99.1, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

99.1	Written communication comprised of slides given out at the 2009 NAREIT Institutional Investor Forum furnished pursuant to Item 7.01 of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2009

Essex Property Trust, Inc.

By:/s/ Michael T. Dance

Michael T. Dance
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Written communication comprised of slides given out during a presentation for the 2009 NAREIT Institutional Investor Forum on June 3, 2009 furnished pursuant to Item 7.01 of this Form 8-K.